Welcome Investors August 2026 1

What We Do: Turning Product Ideas into Reality with Material Technology Confidential, property of UFP Technologies, Inc. Surgical Site Sterile Barriers Access Port Catheter Surgical Screws Patient Beds Implants Robotic Drapes Patient Transfer Pacemaker RAS Patient Beds Cardiovascular Infection Control Orthopedics Wound Care NPWT Dressing 2

Forward Looking Statements Some of the statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Management and representatives of UFP Technologies, Inc. (the “Company”) also may from time to time make forward-looking statements. These statements are subject to known and unknown risks, uncertainties, and other factors, which may cause our or our industry’s actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements include, but are not limited to, statements about the Company’s prospects; the demand for its products, the well-being and availability of the Company’s employees, the continuing operation of the Company’s locations, delayed payments by the Company’s customers and the potential for reduced or canceled orders; statements about expectations regarding customer inventory levels; statements about the Company’s acquisition strategies and opportunities and the Company’s growth potential and strategies for growth; expectations regarding customer demand; expectations regarding the Company’s liquidity and capital resources, including the sufficiency of its cash reserves and the availability of borrowing capacity to fund operations and/or potential future acquisitions; anticipated revenues and the timing of such revenues; expectations about shifting the Company’s book of business to higher-margin, longer-run opportunities; anticipated trends and potential advantages in the different markets in which the Company competes, including the medical, outsourcing, aerospace and defense, automotive, consumer, electronics, and industrial markets, and the Company’s plans to expand in certain of its markets; statements regarding anticipated advantages the Company expects to realize from its investments and capital expenditures; statements regarding anticipated advantages to improvements and alterations at the Company’s existing plants; expectations regarding the Company’s manufacturing capacity, operating efficiencies, and new production equipment; statements about new product offerings. product design, scaling capability, switching costs of customer relationships and program launches; statements about the Company’s participation and growth in multiple markets; statements about the Company’s business opportunities; and any indication that the Company may be able to sustain or increase its net sales, earnings, earnings per share or margins, or its sales, earnings, earnings per share or margin growth rates. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could adversely affect the Company’s business and prospects, and otherwise cause actual results to differ materially from those anticipated by such forward-looking statements, or otherwise, including without limitation: our financial condition and results of operations, including risks relating to substantially decreased demand for the Company’s products; risks relating to the potential closure of any of the Company’s facilities or the unavailability of key personnel or other employees; risks that the Company’s inventory, cash reserves, liquidity or capital resources may be insufficient; risks relating to delayed payments by our customers and the potential for reduced or canceled orders; risks related to customer concentration; risks related to global conflict or civil unrest to the efficacy of our manufacturing process; risks associated with the identification of suitable acquisition candidates and the successful, efficient execution of acquisition transactions, the integration of any such acquisition candidates, the value of those acquisitions to our customers and shareholders, and the financing of such acquisitions; risks related to our indebtedness and compliance with covenants contained in our financing arrangements, and whether any available financing may be sufficient to address our needs; risks associated with efforts to shift the Company’s book of business to higher-margin, longer-run opportunities; risks associated with the Company’s entry into and growth in certain markets; risks and uncertainties associated with seeking and implementing manufacturing efficiencies and implementing new production equipment; risks associated with governmental regulations and/or sanctions affecting the import and export of products, including global trade barriers, additional taxes, tariff increases or uncertainties, cash repatriation restrictions, retaliations and boycotts between the U.S. and other countries; risks related to inflation; risks associated with domestic, regional and global political risks and uncertainties; risks and uncertainties associated with growth of the Company’s business and increases to sales, earnings and earnings per share; risks relating to cybersecurity, including cyber-attacks on the Company’s information technology infrastructure, products, suppliers, customers and partners, and cybersecurity-related regulations, and the potential consequences of the Cyber Incident defined in Item 1A “Risk Factors” in our annual report of form 10-K could result in data or financial loss, reputational harm, business disruption, damage to our relationships with customers, consumers, employees and third parties on which we rely, litigation, regulatory investigations, enforcement actions or other negative impacts under cybersecurity related regulations or otherwise; risks associated with our or third-party use of artificial intelligence technologies; risks associated with new product and program launches; risks relating to our performance and the performance of our counterparties under the agreements we have entered into; the risk that our two largest customers, on whom we depend for a substantial portion of our annual revenues, will not purchase the expected volume of goods under the supply agreements we have entered into with them because, among other things, they no longer require the products at all or to the degree they anticipated or because, among other things, Intuitive Surgical SARL, one of these large customers, decides to manufacture the products itself or through one of its affiliates it obtains the products from other listed suppliers specified in our agreement; the risk that we will not achieve expected rebates under the applicable supply agreement; and risks relating to our ability to maintain increased levels of production at profitable levels, if at all; or to continue to increase production rates and risks relating to disruptions and delays in our supply chain or labor force. Accordingly, actual results may differ materially. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential,” and similar expressions intended to identify forward-looking statements. Our actual results could be different from the results described in or anticipated by our forward-looking statements due to the inherent uncertainty of estimates, forecasts, and projections, and may be materially better or worse than anticipated. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions and are only as of the date of this presentation. We expressly disclaim any duty to provide updates to forward-looking statements, and the estimates and assumptions associated with them, after the date of this presentation, in order to reflect changes in circumstances or expectations, or the occurrence of unanticipated events, except to the extent required by applicable securities laws. All of the forward-looking statements are qualified in their entirety by reference to the factors discussed above and under “Risk Factors” set forth in Part I Item 1A in our Annual Report of Form 10-K, as well as the risks and uncertainties discussed elsewhere in this presentation. We qualify all of our forward-looking statements by these cautionary statements. We caution you that these risks are not exhaustive. We operate in a continually changing business environment and new risks emerge from time to time. Use of Non-GAAP Financial Measures This presentation includes non-generally accepted accounting principles (“GAAP”) performance measures. The Company uses these non-GAAP financial measures to facilitate management's financial and operational decision-making, including evaluation of the Company’s historical operating results. The Company’s management believes these non-GAAP measures are useful in evaluating the Company’s operating performance and are similar measures reported by publicly listed U.S. competitors, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting the Company’s business. By providing these non-GAAP measures, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s performance for the periods presented. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP. The Company's definition of these non-GAAP measures may differ from similarly titled measures of performance used by other companies in other industries or within the same industry. Confidential, property of UFP Technologies, Inc. 3

Investment Overview High Switching Costs Blue-Chip Customers Long Product Lifecycles Growing Segments UFP Technologies is a trusted contract development and manufacturing organization specializing in comprehensive solutions for medical devices, sterile packaging, and other highly engineered custom products. Confidential, property of UFP Technologies, Inc. NASDAQ: UFPT | Newburyport, Massachusetts | ufpt.com $603M Revenue (2025) 6 Countries Market Cap $2.5B* 5,000+ Team Members * As of August 17, 2026 4

Attractive Market Opportunity

Large, growing, regulated, and fragmented with serial innovation

~$518B[1]	~$100B[2]	~15+
Global Medical Device Market	Outsourcing Opportunity	Major Market Segments
~6.3% CAGR[1]	**~10% CAGR[2]**	**~75 Sub-Segments**

UFP's Core Focus on Plastic Products

Growing Segments

Single Use

Differentiated Technology

UFP TECHNOLOGIES

1. Fortune Business Insights - $542 billion as of 2024. 6% CAGR for a forecast period of 2025-2032.
2. Medical Design & Outsourcing 2024 MedTech Big 100

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Developing new innovations into long-term manufacturing revenue 6 Who we serve What We Do: Development & Manufacturing Partner, Enabling Better Patient Outcomes Large Global OEMs Niche Device Makers Well-Funded Start-Ups All Supported With a Global Manufacturing Platform Early Development Design, prototyping & regulatory strategy Scale & Optimize Drive innovation & take costs out Full Production Long-term manufacturing revenue What we do U.S. Puerto Rico Ireland Mexico Costa Rica Dominican Republic

What We Do: Turning Product Ideas into Reality with Material Technology Confidential, property of UFP Technologies, Inc. Surgical Site Sterile Barriers Access Port Catheter Surgical Screws Patient Beds Implants Robotic Drapes Patient Transfer Pacemaker RAS Patient Beds Cardiovascular Infection Control Orthopedics Wound Care NPWT Dressing 7

Differentiation and Competitive Advantage Innovate and scale with engineering, material, and manufacturing expertise 1 Design In Early Ability to make technology available at the front-end of the process 2 Scale & Optimize Experience and trust to scale with a global platform 3 Durable Relationships High switching costs secures long- term relationships Value is shared through cost reduction while UFP retains attractive economics over long product lifecycles Confidential, property of UFP Technologies, Inc. 8

Segment Focus

Exposure to growth medical segments offering differentiated single-use technologies to improve patient outcomes and deliver value


~13-17%
CAGR*
Robotic Assisted Surgery


~6%
CAGR*
Patient Beds & Handling


~6.5-7%
CAGR*
Cardiovascular


~5.5-6.5%
CAGR*
Infection Control


~4-5%
CAGR*
Orthopedics & Spine


~5-6%
CAGR*
Wound Care

Additional Segment Exposure

Endoscopy • Imaging • Ophthalmology • Neurology & ENT • Critical Care • Renal • Drug Delivery • Aesthetics • In-Vitro Diagnostics

*Grand View Research, MarketsandMarkets, Transparency Market Research, Global Market Insights, Towards Healthcare, Acumen Research, Mordor Intelligence

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Confidential, property of UFP Technologies, Inc.

Strategy to Win Disciplined strategy designed to compound revenue and earnings through organic growth and customer-centric acquisitions 10 Differentiated material technologies in faster- growing segments Early development partnerships that convert to manufacturing programs Manufacturing scale to grow with customers and take cost out Onboard partner companies to decentralized operating model Add new segments, customers, and complementary technologies Expand geographic reach and add operating talent 12-18% Blended Annual Growth Target ACQUISITION and ORGANIC GROWTH Organic Growth Customer- Centric M&A Organic GrowthCustomer-Centric M&A

Revenue ($M) & Adj. Operating Margin $179 $218 $311 $428 $554 $603 10.0% 11.1% 13.8% 16.4% 18.3% 17.1% 0% 10% 20% 30% 40% 50% 60% 70% 0 100 200 300 400 500 600 700 2020 2021 2022 2023 2024 2025 Revenue ($M) Adjusted Operating Margin Proven Financial Performance Consistent multi-year growth with meaningful margin expansion 11 3.4× Revenue growth 2020– 2025 29.0% Gross Margin (YTD through June 30, 2026) 17.2% Adj. Operating Margin (YTD through June 30, 2026) ~$2.5B Market Capitalization

Clear Financial Framework and Capital Discipline Clear financial targets supported by disciplined capital allocation and leverage philosophy 3–5 Year Financial Targets 12–18% Annual Revenue Growth 28–31% Gross Margins 17–20% Adj. Operating Margins Confidential, property of UFP Technologies, Inc. 12

Experienced Management Team

Deep MedTech expertise driving decentralized platform execution

Mitch Rock



CEO & President

33 yrs at UFP

Ron Lataille



CFO, SVP & Treasurer

29 yrs at UFP

Ryan Stafford



General Counsel & SVP HR

Former EVP LFUS

Jason Holt



SVP

Former ITW, 8 yrs at UFP

Marcelo Soliz



VP

via AJR Ent. acq.

Daniel Lee



VP

via DAS Medical acq.

Bart Rietkerk



VP

via Dielectrics acq.

Jeff Masters



VP

16 yrs at UFP

UFP TECHNOLOGIES

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Why Invest Now? A High-Quality MedTech Platform Built to Compound Value Over Time NASDAQ: UFPT investorinfo@ufpt.com www.ufpt.com Large, growing, fragmented market Differentiated technology embedded with customers Driving better patient outcomes and durable growth Experienced team with operating playbook and capital discipline 14

What We Do: Turning Product Ideas into Reality with Material Technology Confidential, property of UFP Technologies, Inc. Surgical Site Sterile Barriers Access Port Catheter Surgical Screws Patient Beds Implants Robotic Drapes Patient Transfer Pacemaker RAS Patient Beds Cardiovascular Infection Control Orthopedics Wound Care NPWT Dressing 15

Thank You! 16